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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.

                                 August 28, 2002
                Date of Report (Date of earliest event reported)


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                            CCC GLOBALCOM CORPORATION
           (Name of Small Business Issuer as specified in its charter)


            Nevada                                       36-36939936
  (State or other jurisdiction                    (I.R.S. identification No.)
   of employer incorporation or
         organization)


                           SEC File Number 33-30365-C

                     1250 Wood Branch Park Drive, 6th Floor
                              Houston, Texas 77079
                    (Address of principal executive offices)

         Registrant's telephone no., including area code: (281) 529-4600

          (Former name or former address, if changed since last report)

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

Item 9. Regulation FD Disclosure

         o On August 19, 2002, the Board of Directors appoints Mr. Paul E. Licata as the Chief Executive Officer of the Company.
         o On August 22, 2002, CCC GlobalCom Corporation announced that the Board of Directors of the Company has expanded from 3 to 10 members.

     The new board members are leaders in the business community and include:

         1. Mr. Joseph P. Tate. Mr. Tate is currently President and CEO of Tate Investments. Mr. Tate has more than 35 years of entrepreneurial experience. In 1967, Mr. Tate founded Valley Sanitation, a two-truck waste hauling business in Fort Atkinson, Wisconsin. In 1993, Mr. Tate merged what had become a 12-location business with 10 others to form Superior Services, Inc., a solid waste, special waste and hazardous waste business serving the Midwest. By 1999, Superior had a successful initial public offering, a secondary offering and finally sold to Vivendi, a French conglomerate. Mr. Tate is also a board member of Second Harvest Food Bank, co-chair of the Second Harvest Foundation and board member of Next Door Foundation. Mr. Tate holds a Bachelor of Science Management and Administration from Indiana University.
         2. Mr. Ray Klentzman. Mr. Klentzman is a Certified Public Accountant, Certified Financial Planner and Certified Senior Advisor with over 22 years of experience in Accounting and Tax Planning. Mr. Klentzman is currently the President of Ray Klentzman CPA. Mr. Klentzman is also a Registered Representative (Stockbroker) with H.D. Vest Investment Securities, Inc. Mr. Klentzman is a member of the Accountants World, American Institute of CPA's. Mr. Klentzman holds a Bachelor of Business Administration from the University of Houston and an Associates of Arts from Blinn Junior College.
         3. Dr. Charles J. Wisdom. Dr. Wisdom has been a Pastor for 44 years. Dr. Wisdom is currently the Director of CJ Wisdom Ministries and is the leader of The Katy Church. Dr. Wisdom was a Seminary Professor in Mexico City and was the Pastor of First Baptist Church of Katy for over 17 years and currently is Pastor Emeritus. Dr. Wisdom's past board and trustee experience includes: Trustee of East Texas Baptist University, Trustee of Memorial Hospital System, San Antonio, Member of the Executive Board of the BGCT, Dallas and a Trustee of Houston Baptist University. Dr. Wisdom holds a BA from Stephen F. Austin University, a Master of Divinity from Southwestern Seminary in Fort Worth, Texas and a Doctor of Ministry from the Chicago Theological Seminary.
         4. Mr. Michael R. Walsh. Mr. Walsh is currently President of Lavaca Financial Corporation. In 1982, Mr. Walsh formed Lavaca Financial Corporation to develop and finance commercial and residential properties. From 1975 until forming Lavaca Corporation, Mr. Walsh owned Michael R. Walsh Investments. Michael R. Walsh Investments was active primarily in the syndication of raw land in the Austin and Houston markets. Mr. Walsh holds a Bachelor of Business Administration degree from the University of Texas.
         5. Mr. Gary L. Owens. Mr. Owens is currently the Senior Vice President and Manager of the Houston office for TIB-The Independent BankersBank. Prior to joining TIB, Mr. Owens was the Vice President/Assistant Vice President of First City Bank, Houston, Texas and Internal Auditor of Chemical Bank-Texas/Texas Commerce Bank. Mr. Owens holds a BS in Accounting and a BS in Finance and Economics from McNeese State University and is currently in Southern Methodist University's Graduate School of Banking Program.
         6. Mr. Gilbert Gertner. Mr. Gertner is currently Owner and CEO of Gertner Investments and Chairman of Worldwide PetroMoly Inc. Mr. Gertner has extensive experience in real estate transactions and in financing and directing companies. Mr. Gertner has 56 years of business experience covering virtually every field of investments.
         7. Mr. Clifford J. Bottoms. Mr. Bottoms is currently Senior Vice President and Chief Financial Officer of CCC GlobalCom Corporation. Mr. Bottoms has 24 years Finance and Accounting experience. Prior to joining CCC GlobalCom Corporation, Mr. Bottoms was Vice President and Chief Financial Officer of the Harris County Hospital District in Harris County, Texas, since 1997. Before joining the District, Mr. Bottoms served as CFO, Columbia Beaumont Medical Center, Assistant Administrator, McAllen Medical Center, CFO, Polly Ryon Memorial Hospital, Richmond, CFO, AMI Brownsville Medical Center, Controller, AMI Mid-Jefferson Hospital, Nederland, and Financial Analyst, AMI Park Place Hospital, Port Arthur. Mr. Bottoms' professional memberships include: American College of Healthcare Executives, Texas Association of Hospital Financial Administration, Healthcare Financial Management Association and charter membership in the recently formed Financial Leadership Roundtable. Mr. Bottoms holds a Masters Degree in Business Administration and a Bachelor of Science in Education from Lamar University in Beaumont, Texas.

     They are joined by the current members of the board:

         1.   Mr. Z. Hakim, Chairman of the Board of CCC GlobalCom Corporation.
         2. Mr. Paul E. Licata, Chief Executive Officer of CCC GlobalCom Corporation.
         3. Mr. James T. Rash. Mr. Rash is currently Chairman and CEO of Tidel Technologies, Inc. Mr. Rash joined Tidel Technologies, Inc. in July 1987 and served as Chief Financial Officer and as a Director until February 1989. Since that time Mr. Rash has served continuously as Chairman of the Board of Directors and Chief Executive Officer, and has served as Chief Financial Officer since January 1995. Mr. Rash was also Chairman and Chief Executive Officer of 3CI from the date of its acquisition by the Company until February 1994. Mr. Rash earned a Bachelor of Business Administration degree from the University of Texas at Austin.


                                  B. Exhibits.

None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CCC GLOBALCOM CORPORATION

Dated: August 28, 2002                 By:  /s/ PAUL E. LICATA
                                      -------------------------
                                            Paul E. Licata, CEO


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B. Exhibits.
------------
SIGNATURES
----------